Exhibit 99.1

UNITED STATES DISTRICT COURT
FOR THE MIDDLE DISTRICT OF FLORIDA
JACKSONVILLE DIVISION

NICHOLAS YINGLING, derivatively on behalf of Nominal Defendant REDWIRE CORPORATION,

Plaintiff,

v.

Defendants,

and

REDWIRE CORPORATION,

Nominal Defendant.

Case No. 3:24-CV-01172-TJC-LLL

NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

TO: ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF THE REDWIRE CORPORATION (“REDWIRE” OR THE “COMPANY”) AS OF FEBRUARY 26, 2026 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “DERIVATIVE ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD REDWIRE COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.
Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the Middle District of Florida (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation of Settlement dated February 26, 2026 (“Stipulation”) that has been publicly filed with the Court.1 A link to the Form 8-

1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

K regarding the Settlement that has been filed with the SEC may be found on the Investor Relations page of Redwire’s website at https://ir.redwirespace.com/.
I.WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the settlement of the action styled Yingling

v. Cannito, et al., Case No. 3:24-CV-01172-TJC-LLL (the “Derivative Action”).
Plaintiff Nicholas Yingling (“Yingling” or “Plaintiff”) on behalf of himself and derivatively on behalf of Redwire; individual defendants Peter Cannito, Les Daniels, Reggie Brothers, Joanne Isham, Kirk Konert, Jonathan E. Baliff, John S. Bolton, and William Read, (the “Settling Defendants”); and Nominal Defendant Redwire (together with Plaintiff and the Settling Defendants, the “Settling Parties”) have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.
On July 30, 2026, at 2:00 p.m., the Court will hold a hearing (the “Settlement Hearing”) in the Derivative Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and the agreed to Fee and Expense Amount for Plaintiff’s Counsel is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Derivative Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.

II.REDWIRE DERIVATIVE LITIGATION
A.The Derivative Action
On May 25, 2022, Plaintiff filed a shareholder derivative complaint (the “Complaint”) in the United States District Court for the District of Delaware (the “Delaware Court”) asserting claims in the Derivative Action for breach of fiduciary duties, violation of Section 10(b) and 20(a) of the Securities Exchange Act of 1934, among other causes of action, against the Settling Defendants. See Dkt No.
1. The Derivative Action alleges that the Settling Defendants failed to maintain adequate internal controls and made and/or permitted the issuance of materially false or misleading statements, in violation of their fiduciary duties, causing harm to Redwire. Id.
On June 29, 2022, due to the overlap between the alleged facts and circumstances of the Derivative Action and the putative securities class action captioned Jed Lemen v. Redwire Corporation, 3:21-cv-01254 (M.D. Fla.) (the “Class Action”) pending in the United States District Court for the Middle District of Florida (the “Court”), the Settling Parties stipulated to stay the Derivative Action until the then-anticipated motion to dismiss in the Class Action was resolved. Dkt. 4.
On April 21, 2023, following the denial, in part, of the motion to dismiss in the Class Action, the Delaware Court, upon joint stipulation, further stayed this

Derivative Action pending certain events in the Class Action, including an announcement that the parties to the Class Action agreed to settle. Dkt. No. 10.
On April 25, 2023, Plaintiff filed a Verified Amended Shareholder Derivative Complaint in the Delaware Court (the “Amended Complaint”). Dkt No. 12. The Amended Complaint alleged that the Settling Defendants are liable to Redwire for issuing a series of false and misleading statements that failed to disclose, inter alia, that the Company did not maintain effective internal controls or reporting systems concerning the Company’s compliance with accounting and finance policies and procedures; and that, as a result, the Settling Defendants’ statements about Redwire’s business, operations, and prospects were false and misleading and/or lacked a reasonable basis. Amended Complaint, ¶13. Among other new allegations, the Amended Complaint included details regarding the Court’s denial, in part, of the motion to dismiss in the Class Action and newly named Individual Defendant William Read. Id., ¶¶138-140.
On November 14, 2024, following numerous conferences among the Settling Parties, the Settling Parties agreed, and the Delaware Court so ordered, the Parties’ stipulation to transfer the Derivative Action from the Delaware Court to the United States District Court for the Middle District of Florida (the “Court”). Dkt. Nos. 16-17. On December 19, 2024, following the transfer, the Court entered the

Parties’ Stipulated Joint Motion to stay the Derivative Action pending resolution of the settlement proceedings in the Class Action. Dkt No. 33.
During the pendency of the stay, Plaintiff negotiated, and Defendants agreed to produce, relevant discovery to Plaintiff. Following agreement on a mutually acceptable Confidentiality Agreement, Defendants produced over 20,000 pages of documents, which had been produced in the Class Action and were relevant to the allegations made by Plaintiff in the Derivative Action and applicable defenses (the “Discovery”), and which Plaintiff reviewed and analyzed in anticipation of potentially filing a second amended complaint.
On August 18, 2025, the Court approved the proposed settlement of the Class Action as well as the requested fee award for the plaintiffs’ counsel in that case. Class Action, Dkt. Nos. 220-222.
B.Settlement Negotiations
In late 2024, the Settling Parties agreed to engage in settlement discussions in order to explore a potential resolution of the Derivative Action. Accordingly, on November 18, 2024, Plaintiff sent the Settling Defendants a detailed settlement demand. Over the next several months, the Settling Parties engaged in good faith and extensive negotiations over Plaintiff’s settlement demand, including exchanging various drafts of proposed corporate governance reform enhancements.

Ultimately, following the lengthy, arm’s-length, negotiations, on August 14, 2025, the Settling Parties reached an agreement-in-principle to settle the Derivative Action, whereby the Settling Defendants agreed to adopt the comprehensive corporate governance reforms detailed in the Stipulation and below, infra Section
III.A (the “Reforms”), subject to Court approval.
III.TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.
Within thirty (30) days of issuance of an order finally approving the Settlement by the Court, Redwire’s Board shall adopt resolutions and amend committee Charters and/or By-Laws to ensure adherence to the below corporate governance Reforms, which shall remain in effect for no less than five (5) years from the date of adoption. The Company and Redwire’s Board acknowledge that the Reforms confer a substantial benefit upon Redwire and its stockholders, and that the Derivative Action was a substantial factor in the Board’s decision to implement and/or maintain the Reforms.

A.The Corporate Governance Reforms
Independent Directors. The Board shall make reasonable efforts to maintain a majority of independent directors under NYSE rules, subject to the nominating rights of third parties possessing the right to nominate members to the Board. The Board shall prioritize adding new directors with relevant accounting and risk management experience.
Creation of a New Risk Committee. The Company shall establish a senior management-level Risk Committee routinely reporting to the existing Audit Committee at its regularly scheduled meetings. The Company shall adopt a policy creating the Risk Committee, which shall require at least the following:
(a)The Risk Committee shall consist of at least three (3) members, each of whom shall possess experience in identifying, assessing, and managing risk exposures of complex publicly traded companies or companies within the aerospace industry which conduct business in the United States.
(b)The chair of the Risk Committee shall be selected by the Audit Committee.
(c)The Risk Committee shall meet at least four (4) times annually.
(d)The Risk Committee shall serve as the primary vehicle for Board oversight of the Company’s risk-management, including by developing and implementing a governance structure, policy and standards necessary to identify, assess, monitor and manage all categories of business risk, including strategic, operational, compliance and financial reporting, and preserving organizational value through effective control management and integration of risk practices into strategic planning and day-to-day decision making.

(e)The Risk Committee shall be responsible for, inter alia: (i) overseeing the risk management policies of the Company’s operations; (ii) overseeing and monitoring the operation of the Company’s risk management framework; (iii) reviewing and monitoring the Company’s internal risk assessments and internal reporting conducted by executives and other employees; and (iv) identifying material risks relating to the Company’s compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs.
(f)The Risk Committee shall receive and review quarterly (and more often as necessary) reports from the Chief Compliance Officer (“CCO”), concerning, among other things, any potential issues concerning (i) the Company’s risk management framework and/or policies; (ii) internal reporting, public disclosures, and necessary disclosures to the Company’s vendors regarding any potentially material risks; and (iii) compliance with all applicable laws and regulations, including all laws and regulations concerning public disclosures about the Company’s business affairs. The reports to the Risk Committee shall also include recommendations by the CCO as to any necessary steps to adequately disclose, rectify, and mitigate known risks.
(g)The Risk Committee shall also have free access to management and Company employees for the purpose of identifying material risks relating to the Company’s aforesaid compliance. The Risk Committee shall prepare a written report to the Audit Committee and the full Board whenever any material risks relating to the Company’s aforesaid compliance are identified. This report shall include specific recommendations regarding proposals for mitigating these risks.
(h)The Risk Committee shall be responsible for monitoring compliance with the Company’s Code of Conduct and Ethics (the “Code of Conduct”) and the Guidelines. If a violation of the Code of Conduct and/or the Guidelines is sufficiently material to trigger a disclosure obligation, the Risk Committee will report the violation to the Audit Committee in writing.
(i)The Risk Committee shall report compliance issues and risks that may have significant financial implications to the Audit Committee, and shall also report compliance issues and risks that are sufficiently

material    to    trigger    a    disclosure    obligation    to    the    Disclosure Committee and Audit Committee.
(j)The Risk Committee shall report to the Audit Committee on an annual basis regarding the CEO’s and CFO’s contributions to the Company’s culture of ethics and compliance and their effectiveness and dedication to ensuring the Company’s compliance with applicable laws, rules, and regulations.
(k)The Risk Committee shall have the authority to retain separate and independent advisors or counsel to aid in fulfilling its responsibilities under its charter, which shall be at the Company’s expense.
(l)The Risk Committee shall participate in an annual review of the effectiveness of the Company’s internal controls over its aforesaid compliance, to be conducted either by the Risk Committee or by the Company’s external auditor, with the assistance of the General Counsel and the CCO, and shall implement changes to the Company’s policies and internal controls as necessary.
(m)The Risk Committee shall keep the Audit Committee apprised of its activities and shall directly advise the Audit Committee in detail of its material findings on a periodic basis.
(n)The Risk Committee shall annually prepare a written report to the Audit Committee summarizing its activities, conclusions, and recommendations for the past year and its agenda for the coming year.
Enhancements to the Audit Committee. Redwire shall adopt a resolution to amend its Audit Committee Charter (the “Audit Charter”). The amended Audit Charter shall be posted on the Company’s website. The Audit Charter shall be amended to, inter alia, provide that:
(a)the Audit Committee shall immediately report to the full Board on any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, and the performance of the internal audit function.
(b)the Audit Committee shall be responsible for overseeing (i) the Company’s disclosure controls and procedures and (ii) the effectiveness of the Company’s disclosure controls and procedures as of the end of each fiscal quarter and year-end, with the assistance of the Company’s external auditors, if the Audit Committee deems necessary.
(c)the Audit Committee shall review the findings of any examinations of the Company or its operations as conducted by any state, federal, or other agency.
(d)at least quarterly, the Audit Committee shall review a report from the Company’s Chief Accounting Officer (“CAO”) or CFO (or their designee) with respect to the critical accounting issues impacting the Company’s business, operations, and prospects.
(e)the Chair of the Audit Committee shall meet with the CFO at least four (4) times annually, including before the filing of the Company’s quarterly and annual reports with the SEC. The meetings shall be held outside the presence of the CEO.
Creation of a Management-Level Disclosure Committee. The Company shall establish a management-level Disclosure Committee (“Disclosure Committee”) and adopt a formal charter for the Disclosure Committee. Under the Disclosure Committee Charter, the Disclosure Committee shall:
(a)ensure that all material public disclosures made by the Company to its security holders or the investment community, including those in its SEC filings, should: (i) be accurate, complete, and timely; (ii) fairly present the Company’s financial condition, results of operations, prospects and technical capabilities in all material respects; and (iii) meet any other applicable laws and stock exchange requirements.

(b)hold regular meetings prior to each annual and quarterly filing required by the Exchange Act and ad hoc meetings from time to time as directed by the Disclosure Committee Chairperson.
(c)consist of the Company’s CEO, CFO, General Counsel, CCO, and other senior officers and/or representatives from the key functional areas of the Company. Additional committee members may be appointed and/or removed by the CEO and/or CFO (the “Certifying Officers”) at any time.
(d)establish and maintain Disclosure Controls Policies and Procedures (“Disclosure Controls”) designed to ensure that information required to be disclosed by the Company in its filings with the SEC and other information that the Company discloses is recorded, processed, summarized, and reported accurately and timely, including policies and procedures for evaluating periodic and ad hoc disclosures, as well as procedures and policies for periodically assessing the effectiveness of the Company’s Disclosure Controls;
(e)evaluate the integrity and effectiveness of the Company’s Disclosure Controls as of the end of the period covered by each SEC Periodic Report filed by the Company with the SEC and any amendments to those reports, including through the use of outside consultants as the Disclosure Committee deems useful and appropriate;
(f)review all information pertinent to the preparation and evaluation of SEC Periodic Reports and current reports;
(g)provide a sub-certification to the Certifying Officers before filing each SEC Periodic Report as to (i) the Disclosure Committee’s compliance with the Company’s Disclosure Controls and this Charter and (ii) the Disclosure Committee’s conclusions resulting from its evaluation of the effectiveness of the Disclosure Controls;
(h)review the Company’s SEC Periodic Reports and other public filings with the SEC, including, but not limited to, Forms 10-K, Forms 10-Q, Forms 8-K, and Forms 14A, prior to filing, for accuracy and completeness. In conducting such review, the Disclosure Committee may coordinate with other Company senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;

(i)review all material publicly disseminated statements about Redwire issued by the Company’s officers, employees or directors, including, but not limited to, statements made during earnings calls, in press releases, or in investor presentations, for accuracy and completeness within thirty (30) days of the issuance. In conducting such review, the Disclosure Committee may coordinate with other Company’s senior officers, independent accountants, internal auditors, outside legal counsel, and Audit Committee, as necessary;
(j)provide the Board with written notification of any statement in SEC filings or any statement issued by the Company’s officers, employees or directors which the Disclosure Committee determines to be materially false and misleading or, through the omission of material fact, makes any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading;
(k)work with the Audit Committee to remediate material disclosure risks concerning the Company’s internal controls and financial reporting;
(l)work with the Audit Committee to the ensure the timely evaluation and accurate public disclosure of all material information concerning:
(i)the Company’s internal controls, accounting policies and procedures, financial condition, results of operations, cash flows and technical capabilities in all material respects; (ii) the Company’s operations and production capabilities; and (iii) the Company’s compliance with all applicable laws and stock exchange requirements;
(m)maintain records of all written communications between the Disclosure Committee and the Board regarding the Disclosure Committee’s determination that an SEC filing or a statement issued the Company’s officers, employees or directors contained a materially false and misleading statement or, through the omission of material fact, made any other statement in the SEC filings or statement issued by the Company’s officers, employees or directors materially false and misleading; and

(n)conduct annual reviews to identify industry-leading oversight practices in connection with the Company’s disclosures to implement and review progress on such goals.
(o)In order to execute its responsibilities, the Disclosure Committee shall have full access to all Company books, records, facilities, and employees, including independent outside auditors.
(p)The Disclosure Committee shall be responsible for monitoring Redwire’s compliance with all public reporting requirements and internal reporting conducted by Redwire employees. The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for identifying material risks relating to Redwire’s compliance with all applicable laws and regulations and public disclosures about Redwire’s business affairs, technical capabilities, financial reporting, and risk exposure.
(q)The Disclosure Committee, in conjunction with the Audit Committee, shall be responsible for reviewing, to the extent reasonable, public reports by third party institutional financial analysts concerning the Company. In the event that such review reveals a false statement or omission of material fact in the public report, the Disclosure Committee will report the existence of said false statement or omission of material fact to the full Board.
Creation of New Position of Chief Compliance Officer. Redwire shall create the new executive position of Chief Compliance Officer (“CCO”), who shall chair the Risk Committee and have direct access, and dotted line responsibility, to the Audit Committee. The CCO position shall be separate from the General Counsel position (except temporarily in the case of the vacancy of their position) and termination of the CCO shall require approval of the Audit Committee. The CCO’s duties shall include, but not be limited to, oversight and administration of Redwire’s corporate governance policies (including the Code of Conduct), fostering a culture that integrates compliance and ethics into business processes and practices through awareness and training, maintaining and monitoring a system for accurate public and internal disclosures, and reporting and investigating potential compliance and ethics concerns. To the extent the Company currently employs or intends to employ individuals with risk management duties, such individuals shall also have at least dotted-line reporting to the CCO regarding their respective areas of responsibility. Redwire’s CCO shall be primarily responsible for managing Redwire’s ethics and compliance program and for assisting the Board in fulfilling its oversight duties with regard to Redwire’s compliance with applicable laws, regulations, accounting standards and marketing standards, and the dissemination of true and accurate information. In this regard, the CCO shall report directly to the Board and its subcommittees, as necessary, to facilitate the Board’s oversight responsibilities. The CCO must have executive-level experience in risk mitigation, legal regulatory compliance, and making or approving appropriate public disclosures in a regulated industry. In performing their duties and fulfilling their responsibilities as described herein, the CCO shall keep the Board timely informed, seek the assistance of the Board and its committees. The responsibilities and duties of Redwire’s CCO, in addition to the duties set forth above, shall include the following:
(a)Working with the Audit Committee to evaluate and define the goals of Redwire’s ethics and compliance program in light of trends and changes in laws that may affect Redwire’s compliance with applicable laws and regulations;
(b)Managing and overseeing Redwire’s ethics and compliance program, implementing procedures for monitoring and evaluating the program’s performance, and communicating with and informing the Board regarding progress toward meeting program goals;
(c)Acting as the liaison between management, including the Disclosure Committee, and the Board, in which capacity the CCO shall: (i) be primarily responsible for assessing organizational risk for misconduct and noncompliance with applicable laws and regulations; (ii) provide a report to the Risk Committee at least quarterly; (iii) report material risks relating to compliance or disclosure issues to the Risk Committee and Audit Committee within three (3) days of identification of these risks; and (iv) make written recommendations for further evaluation and/or remedial action within thirty (30) days;
(d)Performing a review of Redwire’s draft quarterly and annual reports filed with the SEC on Forms 10-Q and 10-K, any registration statements or prospectuses filed in anticipation of offerings of Company securities, and related materials prior to their publication or filing to ensure (i) the accuracy, completeness, and timeliness of disclosures relating to risk exposure from the Company’s reporting of financial data, technical data, and quality of its internal controls, (ii) the identification and disclosure of any material risks to Redwire’s compliance with applicable laws and regulations, and (iii) accurate reporting of any material issues that may merit disclosure to Redwire’s Disclosure Committee;
(e)Reviewing and approving Redwire’s press releases, and related materials prior to their publication to ensure the accuracy, completeness, and timeliness of disclosures relating to accounting matters, and any material risks to Redwire’s compliance with applicable laws and regulations, and reporting any material issues that may merit disclosure to the Audit Committee;
(f)Working with the Audit Committee, Disclosure Committee, Risk Committee, and CFO to ensure the completeness and accuracy of the financial data contained in Redwire’s periodic financial reports;

(g)Promptly reporting to the Risk Committee and Audit Committee any allegations of possible fraud or reporting violations, and preparing quarterly reports to the Audit Committee evaluating, and, where necessary, recommending remedial actions;
(h)Employing an independent third-party consultant and/or service at the Company’s expense to assist in the assessment of internal risk, as deemed necessary by the CCO;
(i)Working with Redwire’s legal counsel and the Nominating and Corporate Governance Committee to evaluate the adequacy of Redwire’s internal controls over compliance and developing proposals for improving these controls. This includes meeting with the Company’s legal counsel and the Governance Committee at least every quarter to discuss ongoing and potential litigation and compliance issues; and
(j)Overseeing employee training in risk assessment and compliance.
Enhancements to the CFO or CAO Position. Either the CFO or CAO shall be responsible for:
(a)Ensuring timely and accurate closing of books each financial period and overseeing the preparation of accurate and timely financial statements;
(b)Reviewing and evaluating any proposed disclosures by the Company that include financial metrics, to ensure that such metrics and proposed disclosures conform to GAAP and other applicable regulations;
(c)Ensuring compliance with all applicable laws and regulations, including the Sarbanes-Oxley Act and Securities Exchange Commission reporting requirements;
(d)Advising and reporting to the Audit Committee in its oversight of the Company’s disclosure controls and internal controls over financial reporting; and
(e)Reporting material accounting issues and risks to the Disclosure Committee and Audit Committee as necessary.

Enhanced Role of Internal Audit.
(a)Internal audits of financial and operational processes shall be conducted by an internal auditor or an external internal auditor, as the Company deems appropriate. The Internal Audit team (whether internal or external) shall provide briefings to the Audit Committee, at least quarterly, with additional meetings scheduled as needed, presenting audit findings, identified risks, and recommendations for improvement.
(b)The Company shall establish a confidential reporting channel between the Internal Audit team and the Audit Committee, enabling auditors to report any concerns or potential conflicts of interest without fear of retaliation.
(c)If management or Internal Audit findings reveal significant issues or recurring problems, the Company shall conduct a thorough root-cause analysis to identify the underlying factors contributing to these issues, which shall be reported to the Audit Committee as soon as practicable and be reflected in the Audit Committee’s minutes.
(d)Internal audits shall specifically target expense-reporting procedures, ensuring that all expenses are accurately recorded and compliant with accounting standards and internal policies. Internal audits shall also scrutinize revenue-recognition practices, ensuring compliance with relevant accounting standards such as GAAP. Special attention will be given to areas prone to timing differences, such as accruals, to ensure they are correctly recorded within the appropriate reporting periods.
Whistleblower Policy. Redwire shall amend its Whistleblower Policy to include the following:
(a)The CCO shall be a member of the Response Team, as that term is defined in Schedule I of the Company’s Whistleblower Policy, for all Audit-Related Complaints and Human Resources-Related Complaints.
(b)Complaints regarding officers or directors of Redwire and involving an accounting, internal accounting controls or auditing matter shall be reported to the full Audit Committee immediately. The Audit Committee shall oversee any such investigations, evaluate the investigation results, and present findings and recommendations regarding any disciplinary or other remedial actions, as may be appropriate, to the Board.
(c)The CCO or appropriate outside investigative agent shall make timely, pre-investigation reports to the Audit Committee of any whistleblower allegations involving alleged Material Risks. “Material Risks” shall mean actions or omissions that, if proven, likely would result in a restatement of earnings, adverse regulatory action, criminal investigation, or material loss to the Company, or that implicate any officer or director of the Company in intentional or knowing violations of the Code of Conduct or other important Company policy, law, or regulation.
(d)A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing by the CCO and maintained for a period of not less than seven (7) years in a database.
(e)The Company shall remind employees of whistleblower options and whistleblower protections in employee communications provided at least once a year, which may be done via the Company’s employee training and education programs, and on the Company's intranet website.
Employee Training in Risk Assessment and Compliance.
(a)The Company’s People Team (or another applicable function, depending on the content) shall continue to be charged with primary responsibility for developing and implementing an employee training program focused on the Code of Conduct, compliance, and complaint reporting and investigation, as appropriate for the relevant employee position. The People Team shall be authorized and provided the resources necessary to retain external consultants and vendors as it deems necessary to develop and implement the training program.
(b)The training shall be mandatory for all employees of Redwire. Training shall be annual for all such persons, and in the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual within twelve (12) months after that person’s appointment or hiring;
(c)As appropriate for the relevant trainees, training shall include coverage of the Code of Ethics, Insider Trading Policy, and the policies on conflicts of interest and the ethics hotline (“Redwire’s Policies”);
(d)Employees responsible for (a) preparing the Company’s financial statements; (b) reporting information to be included in the Company’s SEC filings or other public disclosures; and disseminating or producing the Company’s public statements shall annually acknowledge review of the Disclosure Controls and Procedures Policy (CP-008) or its successor policy.
(e)Training shall be done remotely, unless Redwire decides to require in-person attendance. Training shall be interactive and Internet-based where practicable.
(f)Upon completion of training, the person receiving the training shall provide or receive a certification of completion, electronically generated or otherwise. Each certification shall be maintained by the People Team in accordance with Redwire’s standard recordkeeping practices.
Director Education. Redwire shall, at least annually, provide the Board an education program designed for directors of publicly-traded companies during one or more Board meetings. Such training may include coverage of rules and regulations regarding public disclosures, standards governing internal controls over financial reporting including those promulgated in the Committee of Sponsoring Organizations of the Treadway Commission Framework, corporate governance, assessment of risk, compliance, auditing, and reporting requirements for publicly-traded corporations.

IV.PLAINTIFF’S COUNSEL’S APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES

After negotiating and reaching full agreement on the Reforms, Plaintiff’s Counsel and Redwire, acting by and through Counsel for Defendants, attempted to negotiate the attorneys’ fees and expenses the Defendants’ insurers would pay to Plaintiff’s Counsel based on the substantial benefits conferred upon Redwire and its stockholders by the Settlement. Having reached an impasse, the parties agreed to mediate with Ms. Yoshida, an independent mediator with substantial experience mediating shareholder derivative actions. Ultimately, the parties reached agreement after accepting Ms. Yoshida’s double-blind mediators’ recommendation. In light of the substantial benefits conferred by Plaintiff’s Counsel’s efforts upon Redwire and its stockholders, Redwire, acting by and through its Board, has agreed that Defendants’ insurers will pay nine hundred twelve thousand five hundred dollars and no cents ($912,500.00) in attorneys’ fees and expenses, subject to Court approval (the “Fee and Expense Amount”). Plaintiff’s Counsel has informed Defendants that they intend to apply to the Court for a service award to Plaintiff for the time and expenses Plaintiff expended in the prosecution of the Derivative Action of five thousand dollars ($5,000.00) to be payable from the Fee and Expense Amount awarded to Plaintiff’s Counsel (the “Service Award”).

V.REASONS FOR THE SETTLEMENT
The Settling Parties have determined that it is desirable and beneficial that the Derivative Action, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Plaintiff’s Counsel believe that the Settlement is in the best interests of the Settling Parties, Redwire, and its shareholders.
A.Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Plaintiff in the Derivative Action. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Action. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Redwire or its shareholders, or that Plaintiff, Redwire, or its shareholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Action. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Redwire and its shareholders.

Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Action, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Action; (b) finally put to rest those claims and the underlying Derivative Action; and (c) confer substantial benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Action. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Action, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. Pursuant to the terms of the Settlement, the Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
B.Why Did Stockholders Agree to Settle?
Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Derivative Action have merit. However, Plaintiff and Plaintiff’s Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Action against the Settling Defendants through trial(s) and potential appeal(s). Plaintiff and Plaintiff’s Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and Plaintiff’s Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Action. Based on their evaluation, Plaintiff and Plaintiff’s Counsel have determined that the Settlement set forth in the Stipulation is in the best interests of Redwire and its shareholders.
VI.SETTLEMENT HEARING
On July 30, 2026, at 2:00 p.m., the Court will hold the Settlement Hearing at the Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202, Courtroom 10D. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the agreed-to Fee and Expense Amount should be approved, and whether the Derivative Action should be dismissed with prejudice pursuant to the Stipulation.
VII.RIGHT TO ATTEND SETTLEMENT HEARING
Any current Redwire shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to adjourn the date of the Settlement Hearing or modify any other dates without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Redwire shareholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.
VIII.RIGHT    TO    OBJECT    TO    THE    PROPOSED    DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO
Any current Redwire stockholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Derivative Action should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
A.You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.Your name, legal address, and telephone number;

2.The case name and number (Yingling v. Cannito, et al., Case No. 3:24-
CV-01172-TJC-LLL (M.D. Fla.));

3.Proof of being a Redwire shareholder as of the Record Date, February 26, 2026;
4.The date(s) you acquired your Redwire shares;

5.A statement of each objection being made;
6.Notice of whether you intend to appear at the Settlement Hearing.
You are not required to appear; and
7.Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court may not consider any objection that does not substantially comply with these requirements.
B.You Must Timely Deliver Written Objections to the Court
Unless otherwise ordered by the Court, no current Redwire shareholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order to be entered thereon approving the same, unless that person has, at least eight (8) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Redwire stock ownership, along with written objections, including the basis therefore, and all other information detailed herein. All written objections and supporting papers must be submitted to the Court either by mailing them to:
Clerk of the Court
United States District Court
Middle District Of Florida
Bryan Simpson United States Courthouse
300 North Hogan Street, 9th Floor
Jacksonville, Florida 32202

OR by filing them in person at any location of the United States District Court for the Middle District of Florida. An attorney hired by a shareholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than eight (8) calendar days before the Settlement Hearing.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK FOR THE COURT NO LATER THAN JULY 22, 2026.
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.
Your written objection must also be mailed to:
Plaintiff’s Counsel:

RIGRODSKY LAW, P.A.
Seth D. Rigrodsky Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com

- And -

Defendants’ Counsel:

SHUTTS & BOWEN LLP
ALFRED J. BENNINGTON, JR.
Florida Bar No. 0404985 bbennington@shutts.com GLENNYS ORTEGA RUBIN
Florida Bar No. 556361 grubin@shutts.com
300 S. Orange Avenue, Suite 1600
Orlando, FL 32801
Telephone: (407) 835-6755
-    And    -
MCCARTER & ENGLISH, LLP
DANIEL M. SILVER
dsilver@mccarter.com SARAH E. DELIA
sdelia@mccarter.com Renaissance Centre
405 N. King St., 8th Floor
Wilmington, DE 19801
Telephone: (302) 984-6331

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.

IX.HOW TO OBTAIN ADDITIONAL INFORMATION
This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Action or the Settlement contained in the Stipulation.
You may inspect the Stipulation and other papers in the Derivative Action at the United States District Court Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the Bryan Simpson United States Courthouse, 300 North Hogan Street, Jacksonville, Florida 32202, Courtroom 10D. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation via the Investor
Relations page of Redwire’s website at https://ir.redwirespace.com/ or via the

Public Access to Court Electronic Records (PACER) system at pacer.uscourts.gov.
If you have any questions about matters in this Notice, you may contact:
RIGRODSKY LAW, P.A.
Seth D. Rigrodsky Vincent A. Licata
225 Broadway, Suite 3707
New York, NY 10007
Telephone: (212) 201-7692
sdr@rl-legal.com
vl@rl-legal.com

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO THE COURT OR THE CLERK’S OFFICE.

IT IS SO ORDERED.

DATED:	June 08, 2026	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT MIDDLE DISTRICT OF FLORIDA